UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2016

CITRIX SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on July 26, 2016, Citrix Systems, Inc. (“Citrix”) announced that it had entered into definitive agreements with GetGo, Inc., a Delaware corporation and Citrix’s wholly-owned subsidiary (“GetGo”), and LogMeIn, Inc., a Delaware corporation (“LogMeIn”), with respect to a Reverse Morris Trust transaction. Subject to the terms and conditions of those definitive agreements, (1) Citrix will transfer its GoTo family of service offerings business (the “GoTo Business”) to GetGo, (2) after which, Citrix will distribute to its stockholders all of the issued and outstanding shares of GetGo common stock held by Citrix (the “Distribution”) by way of a pro rata dividend (a “Spin-Off”) or an exchange offer (at Citrix’s sole election), and (3) immediately after the Distribution, a wholly-owned subsidiary of LogMeIn will merge with and into GetGo and each share of GetGo common stock will be converted into one share of common stock of LogMeIn, subject to adjustment as set forth in the Merger Agreement (the “Merger”). On August 31, 2016, pursuant to the terms of the definitive agreements, Citrix notified LogMeIn that it has elected to effect the Distribution through a Spin-Off. Completion of the Distribution and the Merger are subject to various closing conditions, including approval of the issuance of the LogMeIn common stock in the Merger by LogMeIn’s stockholders and receipt of required regulatory approvals.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained herein which do not describe historical facts, including, among others, statements about the proposed business combination transaction between Citrix and LogMeIn, in which Citrix will separate the GoTo Business and combine this business with LogMeIn, are forward-looking statements. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from these forward-looking statements. These risks and uncertainties include, but are not limited to, risks relating to the completion of the transactions on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, the ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the transactions will harm Citrix’s or LogMeIn’s business, as well as economic, competitive, legal, governmental and technological factors and other risks and uncertainties described in Citrix’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in Citrix’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors are cautioned not to place undue reliance on the forward-looking statements included herein, as such statements are made as of the date hereof and Citrix undertakes no obligation to publicly update or revise any forward-looking statement unless required to do so by securities or other applicable laws.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, LogMeIn and GetGo will file registration statements with the SEC registering shares of LogMeIn common stock and GetGo common stock in connection with the proposed transaction. LogMeIn will also file a proxy statement, which will be sent to the LogMeIn stockholders in connection with their vote required in connection with the proposed transaction. Citrix stockholders are urged to read the prospectus and information statement that will be included in the registration statements and any other relevant documents when they become available, and LogMeIn stockholders are urged to read the proxy statement and any other relevant documents when they become available, because they will contain important information about LogMeIn, GetGo and the proposed transaction. The proxy statement, prospectus and information statement and other documents relating to the proposed transaction (when they become available) can also be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement, prospectus and information statement and other documents (when they are available) can also be obtained free of charge from Citrix upon written request to, Investor Relations, 851 Cypress Creek Road, Fort Lauderdale, FL 33309 or by calling (954) 229-5758 or upon written request to LogMeIn, Investor Relations, 320 Summer Street, Boston, MA 02210 or by calling (781) 897-0694.

Certain Information Regarding Participants

This document is not a solicitation of a proxy from any security holder of LogMeIn. However, Citrix, LogMeIn and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of LogMeIn in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Citrix may be found in its Annual Report on Form 10-K filed with the SEC on February 18, 2016 and its definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on April 29, 2016. Information about the directors and executive officers of LogMeIn may be found in its Annual Report on Form 10-K filed with the SEC on February 19, 2016, and its definitive proxy statement relating to its 2016 Annual Meeting of Stockholders filed with the SEC on April 8, 2016.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrix Systems, Inc.

Dated: September 1, 2016	By:	/s/ David J. Henshall
		Name: Title:	David J. Henshall Executive Vice President, Chief Operating
Officer and Chief Financial Officer